7. Goodwill	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements
Goodwill Disclosure [Text Block]
7. Goodwill

The change in carrying amount of goodwill for the year ended December 31, 2009 was:

2009

Balance as of January 1	$24,521
Goodwill impairment losses	(24,521)
Balance as of December 31	$-0-

In accordance with ASC 350, formerly SFAS No. 142, the Corporation’s goodwill was tested annually for potential impairment and more frequently if events or changes in circumstances indicated the asset might be impaired. Due to the decline in the Corporation’s stock price, additional provision for loan losses and increased nonperforming assets, the Corporation hired a valuation specialist to perform a valuation of the Corporation’s goodwill to test for impairment at December 31, 2009.

ASC 350 has a two-step process to test goodwill for impairment. The first step is to compare the estimated fair value, including goodwill, of the reporting unit (the Corporation) to its net book value. If the estimated fair value is less than the net book value, a second step is required. The Corporation evaluated the first step by utilizing three valuation methodologies including the Comparable Transactions approach, the Control Premium approach and the Discounted Cash Flow approach. The Comparable Transactions approach is based on pricing ratios recently paid in the sale or merger of reasonably comparable banking franchises; the Control Premium approach is based on the Corporation’s trading price and application of industry based control premiums, and the Discounted Cash Flow approach is estimated based on the present value of projected dividends and a terminal value, based on a five-year forward-looking operating scenario. Based on the three approaches, it was determined the fair value, including goodwill, was lower than its net book value. This was primarily due to the Corporation’s continued stock price decline, the additional provisions for loan losses and increased nonperforming assets.

Therefore, the Corporation performed the second step as required by ASC 350. In the second step of the process, the implied fair value of the Corporation’s goodwill (determined by comparing the estimated fair value of the Corporation to the sum of the fair values of the Corporation’s tangible and separately identifiable intangible net assets as determined by ASC 805, formerly SFAS No. 141R) was compared with the carrying value of goodwill in order to determine the amount of impairment. As a result of the second step of the process, the Corporation determined that the goodwill was fully impaired as of December 31, 2009 and recorded an impairment charge of $24,521 in the fourth quarter of 2009.